UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) FEBRUARY 21, 2002

                           OSWEGO COUNTY BANCORP, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

       UNITED STATES                 000-30140                   16-1567491
--------------------------------   ----------------       ----------------------
(State or other jurisdiction of    (Commission File            (IRS Employer
incorporation                          Number)            Identification Number)

44 EAST BRIDGE STREET, OSWEGO, NEW YORK                            13126
---------------------------------------                   ----------------------
(Address of principal executive office)                          (Zip Code)

                                 (315) 343-4100
              (Registrant's telephone number, including area code)


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

Item 5. Other Events.

      See press release dated February 22, 2002, filed as Exhibit 99 to this Report.

Exhibits filed as part of this Report.

                                            Page in sequential numbering system
Exhibit Number                              where Exhibit is found.
--------------                              -----------------------------------

(99) Press release dated February 22, 2002                  3

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        OSWEGO COUNTY BANCORP, INC.


Date: February 25, 2002                 By: /s/ Gregory J. Kreis
                                            ------------------------------------
                                            Gregory J. Kreis
                                            President and Chief Executive
                                            Officer


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